Exhibit 99.2 Cullinan Pearl 2021 ASCO Update on CLN-081 June 4, 2021Exhibit 99.2 Cullinan Pearl 2021 ASCO Update on CLN-081 June 4, 2021

Important Notice and Disclaimers This presentation contains forward-looking statements of Cullinan Oncology, Inc. (“Cullinan,” “we” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements regarding Cullinan’s beliefs and expectations regarding our preclinical and clinical development plans, clinical trial designs, clinical and therapeutic potential, and strategy of our product candidates, including but not limited to statements concerning the safety and efficacy of CLN-081. Any forward-looking statements in this presentation are based on management's current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. These risks include, but are not limited to, the following: uncertainty regarding the timing and results of regulatory submissions; success of our clinical trials and preclinical studies; risks related to our ability to protect and maintain our intellectual property position; risks related to manufacturing, supply, and distribution of our therapeutic candidates; risks related to the impact of COVID-19 affecting countries or regions in which we have operations or do business, including potential negative impacts on our employees, customers, supply chain and production as well as global economies and financial markets; the risk that any one or more of our product candidates, including those that are co-developed, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and success of any collaboration, partnership, license or similar agreements. These and other important risks and uncertainties discussed in our filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent filings with the SEC, could cause actual results to differ materially from those indicated by the forward- looking statements made in this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither Cullinan nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements included in this presentation. Any forward-looking statement included in this presentation speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 2Important Notice and Disclaimers This presentation contains forward-looking statements of Cullinan Oncology, Inc. (“Cullinan,” “we” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements regarding Cullinan’s beliefs and expectations regarding our preclinical and clinical development plans, clinical trial designs, clinical and therapeutic potential, and strategy of our product candidates, including but not limited to statements concerning the safety and efficacy of CLN-081. Any forward-looking statements in this presentation are based on management's current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. These risks include, but are not limited to, the following: uncertainty regarding the timing and results of regulatory submissions; success of our clinical trials and preclinical studies; risks related to our ability to protect and maintain our intellectual property position; risks related to manufacturing, supply, and distribution of our therapeutic candidates; risks related to the impact of COVID-19 affecting countries or regions in which we have operations or do business, including potential negative impacts on our employees, customers, supply chain and production as well as global economies and financial markets; the risk that any one or more of our product candidates, including those that are co-developed, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and success of any collaboration, partnership, license or similar agreements. These and other important risks and uncertainties discussed in our filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent filings with the SEC, could cause actual results to differ materially from those indicated by the forward- looking statements made in this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither Cullinan nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements included in this presentation. Any forward-looking statement included in this presentation speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 2

Executive Hosts of Today’s Webinar Owen Hughes Jeff Trigilio Chief Executive Officer Chief Financial Officer Jon Wigginton, MD Leigh Zawel, PhD Senior Adviser & Chief Scientific Officer, Chairman of SAB Small Molecules 3Executive Hosts of Today’s Webinar Owen Hughes Jeff Trigilio Chief Executive Officer Chief Financial Officer Jon Wigginton, MD Leigh Zawel, PhD Senior Adviser & Chief Scientific Officer, Chairman of SAB Small Molecules 3

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Cullinan Pearl (CLN-081) Selective EGFR inhibitor targeting Exon 20 insertion mutant NSCLC Hypothesis Design § EGFR is a therapeutically validated oncogenic driver in NSCLC§ Unique scaffold (pyrrolopyrimidine) relative to  all other TKIs targeting Exon 20 NSCLC § CLN‐081 is highly selective for exon 20 and exhibits weaker  inhibitory effects on WT EGFR relative to mutants, thereby § Selective for EGFR activating mutations only;  creating the potential for an enhanced therapeutic window  limited activity against HER2 WT and Exon 20 relative to other compounds in development § Potential to differentiate on tolerability and  clinical activity Antitumor activity in LXF2478 (PDX model  Selectivity for CLN‐081 vs.  Key PC Data for lung cancer harboring EGFR V769_D770INSASV) other EGFR inhibitors in Exon20 insertion mutations 5Cullinan Pearl (CLN-081) Selective EGFR inhibitor targeting Exon 20 insertion mutant NSCLC Hypothesis Design § EGFR is a therapeutically validated oncogenic driver in NSCLC§ Unique scaffold (pyrrolopyrimidine) relative to all other TKIs targeting Exon 20 NSCLC § CLN‐081 is highly selective for exon 20 and exhibits weaker inhibitory effects on WT EGFR relative to mutants, thereby § Selective for EGFR activating mutations only; creating the potential for an enhanced therapeutic window limited activity against HER2 WT and Exon 20 relative to other compounds in development § Potential to differentiate on tolerability and clinical activity Antitumor activity in LXF2478 (PDX model Selectivity for CLN‐081 vs. Key PC Data for lung cancer harboring EGFR V769_D770INSASV) other EGFR inhibitors in Exon20 insertion mutations 5

As of April 1, 2021 Cullinan Pearl Enrollment Progress Patient Enrollment Dose (BID) Accelerated Titration Rolling 6 Phase 1 Expansion Phase 2a Expansion N = 2 30 mg N = 6 45 mg N = 1 N = 1 N = 7 65 mg N = 6 100 mg N = 1 N = 6 N = 6 N = up to 23 Expansion under N = 7 150 mg consideration Geographic Footprint Location US Netherlands Singapore Hong Kong Taiwan China Zai Lab has licensed CLN- # of Sites 9 1 2 1 1 IND approved 081 for Greater China. 6As of April 1, 2021 Cullinan Pearl Enrollment Progress Patient Enrollment Dose (BID) Accelerated Titration Rolling 6 Phase 1 Expansion Phase 2a Expansion N = 2 30 mg N = 6 45 mg N = 1 N = 1 N = 7 65 mg N = 6 100 mg N = 1 N = 6 N = 6 N = up to 23 Expansion under N = 7 150 mg consideration Geographic Footprint Location US Netherlands Singapore Hong Kong Taiwan China Zai Lab has licensed CLN- # of Sites 9 1 2 1 1 IND approved 081 for Greater China. 6

As of April 1, 2021  Cullinan Pearl Baseline Demographics Select Baseline Characteristics 1 Characteristic All patients (n=44 ) Median age (range) 64 (44-82) • Heavily pretreated Number of prior systemic anticancer regimens patient population 1 (%) 12 (27%) • Greater than 70% 2 (%) 17 (39%) of patients have had ≥3 (%) 15 (34%) at least 2 prior lines Median (range) 2 (1-9) of therapy Prior EGFR TKI, including pozio / mobo (%) 18 (40%) Prior checkpoint inhibitor therapy (%) 25 (56%) Brain mets at baseline (%) 12 (27%) 1. Excludes 1 patient that does not have baseline demographic info. 7As of April 1, 2021 Cullinan Pearl Baseline Demographics Select Baseline Characteristics 1 Characteristic All patients (n=44 ) Median age (range) 64 (44-82) • Heavily pretreated Number of prior systemic anticancer regimens patient population 1 (%) 12 (27%) • Greater than 70% 2 (%) 17 (39%) of patients have had ≥3 (%) 15 (34%) at least 2 prior lines Median (range) 2 (1-9) of therapy Prior EGFR TKI, including pozio / mobo (%) 18 (40%) Prior checkpoint inhibitor therapy (%) 25 (56%) Brain mets at baseline (%) 12 (27%) 1. Excludes 1 patient that does not have baseline demographic info. 7

As of April 1, 2021  Preliminary Safety Overview Dose (BID) 30 mg 45 mg 65 mg 100 mg 150 mg Safety Population (n) 8 1 14 15 7 DLTs -- -- -- -- 1 Grade 1 TRAEs of interest Skin Rash 6 -- 754 Diarrhea 2 -- 1 3 1 Elevated ALT / AST 1 -- 2 2 2 Anemia -- -- 1 2 -- Grade 2 TRAEs of interest Skin Rash -- -- 6 5 1 Diarrhea -- -- -- 1 1 Elevated ALT / AST -- -- -- 1 -- Anemia -- -- -- 1 -- Grade ≥3 TRAEs of interest Skin Rash -- -- -- -- -- Diarrhea -- -- -- -- 1 Elevated ALT / AST -- -- 2 1 2 Anemia 1 -- 2 -- 1 Treatment Related Dose Reduction / Discontinuation -- -- 2 / 1 2 / -- 1 / 2 8As of April 1, 2021 Preliminary Safety Overview Dose (BID) 30 mg 45 mg 65 mg 100 mg 150 mg Safety Population (n) 8 1 14 15 7 DLTs -- -- -- -- 1 Grade 1 TRAEs of interest Skin Rash 6 -- 754 Diarrhea 2 -- 1 3 1 Elevated ALT / AST 1 -- 2 2 2 Anemia -- -- 1 2 -- Grade 2 TRAEs of interest Skin Rash -- -- 6 5 1 Diarrhea -- -- -- 1 1 Elevated ALT / AST -- -- -- 1 -- Anemia -- -- -- 1 -- Grade ≥3 TRAEs of interest Skin Rash -- -- -- -- -- Diarrhea -- -- -- -- 1 Elevated ALT / AST -- -- 2 1 2 Anemia 1 -- 2 -- 1 Treatment Related Dose Reduction / Discontinuation -- -- 2 / 1 2 / -- 1 / 2 8

As of April 1, 2021 Preliminary CLN-081 Pharmacokinetics Average Unbound Plasma Concentration over Time • CLN-081 well 1000 behaved to date GI -WT EGFR • Sustained Coverage 50 Over 8h Period 100 • Unbound plasma GI -Ex20insASV 50 GI -Ex20insSVD 50 concentrations are greater than GI50 10 values for Ex20Ins cell-lines 1 0123 4567 89 Time (h) Using STD error of the mean 9 uConc. (ng/mL)As of April 1, 2021 Preliminary CLN-081 Pharmacokinetics Average Unbound Plasma Concentration over Time • CLN-081 well 1000 behaved to date GI -WT EGFR • Sustained Coverage 50 Over 8h Period 100 • Unbound plasma GI -Ex20insASV 50 GI -Ex20insSVD 50 concentrations are greater than GI50 10 values for Ex20Ins cell-lines 1 0123 4567 89 Time (h) Using STD error of the mean 9 uConc. (ng/mL)

As of April 1, 2021

cullinan

Activity Across Dose Levels & Insertion Mutations



Treatment Duration (Months)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
Dose (mg)
30
30
30
30
30
30
30
30
45
65
65
65
65
65
65
65
65
65
65
65
65
65
65
100
100
100
100
100
100
100
100
100
100
100
100
100
100
100
150
150
150
150
150
150
150
M, P
M, P
P
M
Variant
D770_SVD
D770_SVD
V769_ASV
H773>LM
D770_SVD
V774_HV
V769_ASV
H773_NPH
D770_KH
D770>GY
D770_GNPH
V774_HV
H773_NPH
Pending NGS
V769_ASV
H773_H
H773_PH
D770>GY
H773_NPH
D770_GF
H773_GNPH
V769>DGEL
V769_ASV
V769_ASV
Pending NGS
N771>GY
Pending NGS
D770_SVD
V769_ASV
Pending NGS
V769_ASV
D770_SVD
D770_SVD
V769_ASV
D770_SVD
D770_Y
V769_ASV
H773>TY
N771_RH
Pending NGS
D770>
H773_PH
N771_H
H773_NPH
D770_SVD
Partial Response (Confirmed)
Partial Response (Unconfirmed)
Stable Disease
Progressive Disease
Not Evaluable
M Prior Mobocertinib
P Prior Poziotinib
On Treatment

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As of April 1, 2021  CLN-081 Acts Rapidly: 76% Of Patients With Tumor Regression At First Post-Baseline Scan Change from baseline (sum of target lesions) First on-treatment scan Days 11 % change from baseline (sum of target lesions)As of April 1, 2021 CLN-081 Acts Rapidly: 76% Of Patients With Tumor Regression At First Post-Baseline Scan Change from baseline (sum of target lesions) First on-treatment scan Days 11 % change from baseline (sum of target lesions)

As of April 1, 2021  Percent Change from Baseline Waterfall Plot: % Δ from Baseline in Dimensions of Target Lesions 100% 98% of Patients Achieved Either Partial 80% E Response or Stable Disease 60% 40% 20% E E E 0% E -20% E E E E -40% E E E E -60% E E -80% EEE -100% Patient dose (mg, BID) Progressive Disease Partial Response Stable Disease Prior EGFR TKI E 12 Best Response & % change from baseline (sum of target lesions) 65 45 100 150 30 65 65 65 100 100 65 30 65 30 30 65 100 150 30 100 100 100 65 30 65 65 65 100 65 100 65 100 100 100 30 150 30 65 100 150 150 150As of April 1, 2021 Percent Change from Baseline Waterfall Plot: % Δ from Baseline in Dimensions of Target Lesions 100% 98% of Patients Achieved Either Partial 80% E Response or Stable Disease 60% 40% 20% E E E 0% E -20% E E E E -40% E E E E -60% E E -80% EEE -100% Patient dose (mg, BID) Progressive Disease Partial Response Stable Disease Prior EGFR TKI E 12 Best Response & % change from baseline (sum of target lesions) 65 45 100 150 30 65 65 65 100 100 65 30 65 30 30 65 100 150 30 100 100 100 65 30 65 65 65 100 65 100 65 100 100 100 30 150 30 65 100 150 150 150

As of April 1, 2021

cullinan

Response Characteristics by Dose

Best Response n, (%)	30 mg (n=8)	45 mg (n=1)	65 mg (n=14)	100 mg (n=13)	150 mg (n=6)	Total (n=42)
PR	3 (38)	0	7 (50)	7 (54)	4 (67)	21 (50)
SD	5 (62)	1 (100)	6 (43)	6 (46)	2 (33)	20 (48)
PD	0	0	1 (7)	0	0	1 (2)
Confirmed Response	3 (38)	0	2 (14)	6 (46)	2 (33)	13 (31)
Unconfirmed Response	0	0	2 (14)	1 (8)	0	3 (7)
Pending Confirmation	0	0	3 (21)	0	2 (33)	5 (12)
Disease Control Rate (PR + SD ≥ 6 mos)	5 (62)	0	8 (57)	9 (69) *	5 (83)	27 (64)

- Objective responses in 7/13 (54%) response evaluable patients at 100 mg, including 6 confirmed responses (46%), and 1 that will remain unconfirmed
- Objective responses in 21/42 (50%) of patients across all doses, including 13 confirmed (31%), and 8 unconfirmed, including 5 patients pending confirmatory scan at cutoff and 3 that will remain unconfirmed
- Disease control in 9 of 13 (69%) patients at 100 mg; 3 patients with ongoing SD followed less than 6 months

All dosing is BID
* 3 patients with stable disease have been on therapy for ~5 months; if patients remain on therapy for one additional month, DCR would increase to 92%

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CLN-081 Selectivity Index Supports Utility In Traditional Sensitizing Mutations Selectivity Index (IC ratio) 50 • CLN-081 activity evaluated in Ba/F3 cell- High Selectivity lines expressing EGFR mutations • Selectivity index is calculated as ratio of IC values for 50 WT vs indicated EGFR mutation • For each cell line, CLN- 081 demonstrates Low higher selectivity than Selectivity osimertinib 14CLN-081 Selectivity Index Supports Utility In Traditional Sensitizing Mutations Selectivity Index (IC ratio) 50 • CLN-081 activity evaluated in Ba/F3 cell- High Selectivity lines expressing EGFR mutations • Selectivity index is calculated as ratio of IC values for 50 WT vs indicated EGFR mutation • For each cell line, CLN- 081 demonstrates Low higher selectivity than Selectivity osimertinib 14 cullinan

Cullinan Pearl Life Cycle Management

2L

Exon 20

Current emphasis; Initiation of pivotal study

1L

Exon 20

Waiting on confirmation of RP2D and FDA guidance / interactions

Combo 1L/2L

Exon 20

Goal is to enhance response rates and extend durability

Beyond Exon 20

NSCLC Mono

SNSCC, Atypical EGFR mutations, certain Tagrisso failures

Beyond Exon 20

NSCLC Combo

Combination strategies to address opportunities beyond Exon 20; met amplification, C797, post Tagrisso failures

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Conclusions To Date B 1 2 3 OPTIONS Efficacy Safety Next Steps 16Conclusions To Date B 1 2 3 OPTIONS Efficacy Safety Next Steps 16

Owen Hughes Jeff Trigilio Chief Executive Officer Chief Financial Officer Q&A Jon Wigginton, MD Leigh Zawel, PhD Senior Adviser & Chief Scientific Officer, Chairman of SAB Small MoleculesOwen Hughes Jeff Trigilio Chief Executive Officer Chief Financial Officer Q&A Jon Wigginton, MD Leigh Zawel, PhD Senior Adviser & Chief Scientific Officer, Chairman of SAB Small Molecules